Exhibit 99.1

SIGMA DESIGNS, INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

On April 18, 2018, Sigma Designs, Inc., a corporation incorporated in the State of California (the “Company” or “Sigma”) completed the previously announced sale of its Z-Wave business (the “Transaction”) to Silicon Laboratories Inc. (“Silicon Laboratories”). The Transaction was completed pursuant to the terms of the Agreement and Plan of Merger, dated as of December 7, 2017 (the “Agreement”), by and among Silicon Laboratories, Seguin Merger Subsidiary, Inc., and Sigma. Pursuant to the Agreement, Sigma sold all of the assets which relate to Sigma’s Z-Wave business, including all of Sigma’s equity interest in certain of its subsidiaries engaged in the Z-Wave business, to Silicon Laboratories for $240 million in cash and the assumption by Silicon Laboratories of Sigma’s liabilities related to its Z-Wave business.

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of the Company, with pro forma adjustments to reflect the disposition of the Sigma Z-Wave business pursuant to the Agreement. Beginning with the year ended February 3, 2018, the historical financial results of the Sigma Z-Wave business for periods prior to the closing of the transactions under the Agreement have been reflected in the Company’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated balance sheet of the Company as of February 3, 2018 is presented as if the disposition of the Sigma Z-Wave business had occurred on February 3, 2018. The unaudited pro forma condensed consolidated statements of income for the years ended February 3, 2018, January 28, 2017, and January 30, 2016, are presented as if the disposition of the Sigma Z-Wave business had occurred on February 1, 2015, the beginning of the earliest period presented. The unaudited pro forma condensed consolidated financial information and the related notes should be read in conjunction with the Company’s audited financial statements and the notes thereto included in the Company’s Annual Report on Form 10-K for the year ended February 3, 2018.

The unaudited pro forma condensed consolidated financial information has been prepared in conformity with Article 11 of Regulation S-X. In addition, this unaudited pro forma condensed consolidated financial information is based on currently available information and assumptions that the Company believes are reasonable. This unaudited pro forma condensed consolidated financial information is presented for informational purposes only, and does not purport to represent what the Company’s results of operations or financial position would have been had the disposition of the Sigma Z-Wave business occurred on the dates indicated, or to project the results of operations for any future periods.

SIGMA DESIGNS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
February 3, 2018
(In thousands, except share and per share data)

		Pro Forma
	As Reported	Adjustments (B)	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$40,628	$240,000	$280,628
Short-term marketable securities	-	-	-
Restricted cash	335	-	335
Accounts receivable	17,120	(6,416)	10,704
Inventory	14,064	(10,325)	3,739
Prepaid expenses and other current assets	7,898	(652)	7,246
Total current assets	80,045	222,607	302,652

Long-term marketable securities	-	-	-
Software, equipment and leasehold improvements, net	6,178	(1,478)	4,700
Intangible assets, net	4,630	(803)	3,827
Goodwill	-	-	-
Deferred tax assets	770	(201)	569
Long-term investments	-	-	-
Other non-current assets	4,467	(8)	4,459
Total assets	$96,090	$220,117	$316,207

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$15,864	$(5,602)	$10,262
Accrued compensation and related benefits	6,512	(1,529)	4,983
Accrued liabilities	14,679	3,741	18,420
Total current liabilities	37,055	(3,390)	33,665

Income taxes payable	15,708	1,142	16,850
Deferred tax liabilities	38	-	38
Other long-term liabilities	3,169	(16)	3,153
Total liabilities	55,970	(2,264)	53,706

Shareholders’ equity
Preferred stock; no par value, 2,000,000 shares authorized; none issued and outstanding	-	-	-
Common stock and additional paid-in capital; no par value; 100,000,000 shares authorized; 44,183,017 issued and 39,462,268 oustanding as of February 3, 2018 and 42,806,279 issued and 38,130,530 outstanding as of January 28, 2017	522,985	-	522,985
Treasury stock, at cost, 4,675,749 shares as of February 3, 2018 and January 28, 2017	(88,336)	-	(88,336)
Accumulated other comprehensive loss	18	-	18
Accumulated deficit	(394,547)	222,381	(172,166)
Total shareholders’ equity	40,120	222,381	262,501
Total liabilities and shareholders’ equity	$96,090	$220,117	$316,207

SIGMA DESIGNS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED FEBRUARY 3, 2018
(In thousands, except per share data)

	Consolidated Statement of	Pro Forma
	Operations	Adjustments (A)	Pro Forma
Net revenue	139,471	53,554	85,917
Cost of revenue	73,735	24,577	49,158
Gross profit	65,736	28,977	36,759
Operating expenses
Research and development	72,309	11,589	60,720
Sales and marketing	23,806	12,500	11,306
General and administrative	23,097	1,749	21,348
Restructuring costs	9,327	-	9,327
Impairment of IP, mask sets and design tools	50,431	80	50,351
Total operating expenses	178,970	25,918	153,052
(Loss) income from operations	(113,234)	3,059	(116,293)
Gain on sale of development project	0	-	-
Impairment of privately-held investments, net of gain on sale	0	-	-
Interest and other income (expenses), net	(1,929)	(7)	(1,922)
(Loss) income before income taxes	(115,163)	3,052	(118,215)
Provision for income taxes	4,878	2,053	2,825
Net (loss) income	(120,041)	999	(121,040)
Shares used in computing net (loss) income per share:
Basic	38,527	38,527	38,527
Diluted	38,527	38,527	38,527
Net (loss) income per common share:
Basic	$(3.12)	$0.03	$(3.14)
Diluted	$(3.12)	$0.03	$(3.14)

SIGMA DESIGNS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED JANUARY 28, 2017
(In thousands, except per share data)

		Pro Forma
	As Reported	Adjustments (A)	Pro Forma
Net revenue	220,544	40,124	180,420
Cost of revenue	114,565	16,250	98,315
Gross profit	105,979	23,874	82,105
Operating expenses
Research and development	73,993	8,527	65,466
Sales and marketing	23,300	12,270	11,030
General and administrative	18,860	1,309	17,551
Restructuring costs	-	-	-
Impairment of IP, mask sets and design tools	1,148	-	1,148
Total operating expenses	117,301	22,106	95,195
(Loss) income from operations	(11,322)	1,768	(13,090)
Gain on sale of development project	-	-	-
Impairment of privately-held investments, net of gain on sale	(885)	-	(885)
Interest and other income, net	539	(14)	553
(Loss) income before income taxes	(11,668)	1,754	(13,422)
Provision for income taxes	6,647	746	5,901
Net (loss) income	(18,315)	1,008	(19,323)
Shares used in computing net (loss) income per share:
Basic	37,429	37,429	38,527
Diluted	37,429	37,429	38,527
Net (loss) income per common share:
Basic	$(0.49)	$0.03	$(0.50)
Diluted	$(0.49)	$0.03	$(0.50)

SIGMA DESIGNS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED JANUARY 30, 2016
(In thousands, except per share data)

		Pro Forma
	As Reported	Adjustments (A)	Pro Forma
Net revenue	227,250	46,792	180,458
Cost of revenue	114,090	20,615	93,475
Gross profit	113,160	26,177	86,983
Operating expenses
Research and development	68,784	6,320	62,464
Sales and marketing	22,877	11,305	11,572
General and administrative	20,862	1,224	19,638
Restructuring costs	9	-	9
Impairment of IP, mask sets and design tools	1,783	-	1,783
Total operating expenses	114,315	18,849	95,466
(Loss) income from operations	(1,155)	7,328	(8,483)
Gain on sale of development project	7,551	-	7,551
Impairment of privately-held investments, net of gain on sale	159	-	159
Interest and other income, net	794	19	775
Income before income taxes	7,349	7,347	2
Provision for income taxes	7,191	646	6,545
Net income (loss)	158	6,701	(6,543)
Shares used in computing net income (loss) per share:
Basic	35,890	35,890	38,527
Diluted	36,669	36,669	38,527
Net income (loss) per common share:
Basic	$0.00	$0.19	$(0.17)
Diluted	$0.00	$0.18	$(0.17)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

1. BASIS OF PRESENTATION

The Company’s historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial information to present events that are (i) directly attributable to the Sigma Z-Wave business, (ii) factually supportable and (iii) are expected to have a continuing impact on the Company’s consolidated results following the Sigma Z-Wave business disposition. The pro forma condensed consolidated statements of income do not reflect either an estimated gain or tax implications on the sale of the Sigma Z-Wave business.

2. PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed consolidated financial information:

(A)	These adjustments reflect the elimination of revenue and expenses associated with the Sigma Z-Wave business, excluding corporate support resources assigned to the business unit.
(B)

These adjustments reflect the disposition of the Sigma Z-Wave business as if the transaction occurred on February 3, 2018, which was sold for $240.0 million in cash and adjusted for the Sigma Z-Wave business assets and liabilities, less estimated transaction costs, change of control payments and income taxes. Transaction costs and change of control payments are estimated to be each approximately $3.9 million included in accrued liabilities. Income taxes are estimated to be $1.1 million and are included in income taxes payable. Retained earnings reflect the estimated after-tax gain from the transaction.